UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07916

AB EQUITY INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2017

Date of reporting period: November 30, 2017

ITEM 1.	REPORTS TO STOCKHOLDERS.

NOV    11.30.17

ANNUAL REPORT

AB EQUITY INCOME FUND

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Equity Income Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB EQUITY INCOME FUND | 1

ANNUAL REPORT

January 10, 2018

This report provides management’s discussion of the performance for AB Equity Income Fund for the annual reporting period ended November 30, 2017.

The Fund’s investment objective is current income and long-term growth of capital.

NAV RETURNS AS OF NOVEMBER 30, 2017 (unaudited)

	6 Months	12 Months
AB EQUITY INCOME FUND[1]
Class A Shares	8.41%	17.93%
Class B Shares[2]	8.02%	17.06%
Class C Shares	8.00%	17.01%
Advisor Class Shares[3]	8.54%	18.20%
Class R Shares[3]	8.18%	17.46%
Class K Shares[3]	8.36%	17.81%
Class I Shares[3]	8.55%	18.23%
Class Z Shares[3]	8.61%	18.31%
S&P 500 Index	10.89%	22.87%

1	Includes the impact of a non-recurring refund for overbilling of prior years’ custody out of pocket fees, which enhanced performance for the six- and 12-month periods ended November 30, 2017, by 0.00% and 0.01%, respectively.

2	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

3	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Standard & Poor’s (“S&P”) 500 Index, for the six- and 12-month periods ended November 30, 2017.

All share classes of the Fund underperformed the benchmark for both periods, before sales charges. During the 12-month period, security selections in the health care, technology and consumer staples sectors were the primary detractors relative to the benchmark. The Fund’s energy, utilities and financials holdings contributed to returns. An overweight

2 | AB EQUITY INCOME FUND	abfunds.com

position in consumer staples detracted. Underweight positions in real estate and technology, as well as an overweight in financials, contributed to performance.

For the six-month period, security selection in the health care, consumer staples, technology and financials sectors detracted. Security selection in the consumer discretionary, energy and materials sectors contributed. Sector selection was neutral. Contributors included overweights in the technology and financials sectors, as well as underweight positions in the real estate and consumer discretionary sectors. Overweight positions in the consumer staples and utilities sectors detracted.

The Fund did not utilize leverage or derivatives during either period.

MARKET REVIEW AND INVESTMENT STRATEGY

US equities posted impressive gains over the 12-month period ended November 30, 2017, rallying after Donald Trump was elected president of the US, and excitement regarding his pro-growth agenda gained momentum. Strong global economic data bolstered positive market sentiment. Growth stocks outperformed value, and large-cap stocks outperformed small-caps, in terms of style. Geopolitical tensions and a significant decline in the price of oil weighed on the market midperiod. Corporate earnings generally surprised to the upside and the price of oil later rebounded, pushing stocks higher, especially in emerging markets. Renewed discussion and momentum behind US corporate tax reform near the end of the period propelled equities to all-time highs. In June, the US Federal Reserve (the “Fed”) raised rates for the third consecutive quarter, as expected. In October, the Fed began its balance sheet reduction program. Late in the period, President Trump’s appointment of the next Fed chair was met with enthusiasm by markets.

The Fund seeks to balance long-term capital appreciation with current income. The Fund’s Senior Investment Management Team continues to focus on attractively valued, dividend-paying companies with robust free cash flows and strong balance sheets, which remain widespread across most industry sectors.

INVESTMENT POLICIES

The Fund invests primarily in a diversified portfolio of equity securities of US companies. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities. The Fund invests primarily in income-producing securities, targeting an investment in such securities of at least 65% of its total assets. The Fund seeks current income and capital growth from investments in a wide range of industries.

The Fund invests in companies that the Adviser determines to be

(continued on next page)

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undervalued, using the fundamental value approach of the Adviser. The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. In selecting securities for the Fund’s portfolio, the Adviser uses fundamental and quantitative research to identify and invest in those companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of these securities. The Fund may invest in securities of non-US companies, but will limit its investments in any one non-US country to no more than 15% of its net assets.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges. The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The S&P® 500 Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. An investor cannot invest directly in an index and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

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DISCLOSURES AND RISKS (continued)

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4) and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

11/30/2007 TO 11/30/2017

This chart illustrates the total value of an assumed $10,000 investment in AB Equity Income Fund Class A shares (from 11/30/2007 to 11/30/2017) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

abfunds.com	AB EQUITY INCOME FUND | 7

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2017 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	17.93%	12.91%
5 Years	11.96%	10.99%
10 Years	6.43%	5.96%
CLASS B SHARES
1 Year	17.06%	13.06%
5 Years	11.13%	11.13%
10 Years[1]	5.81%	5.81%
CLASS C SHARES
1 Year	17.01%	16.01%
5 Years	11.15%	11.15%
10 Years	5.67%	5.67%
ADVISOR CLASS SHARES[2]
1 Year	18.20%	18.20%
5 Years	12.27%	12.27%
10 Years	6.74%	6.74%
CLASS R SHARES[2]
1 Year	17.46%	17.46%
5 Years	11.55%	11.55%
10 Years	6.11%	6.11%
CLASS K SHARES[2]
1 Year	17.81%	17.81%
5 Years	11.89%	11.89%
10 Years	6.43%	6.43%
CLASS I SHARES[2]
1 Year	18.23%	18.23%
5 Years	12.26%	12.26%
10 Years	6.77%	6.77%
CLASS Z SHARES[2]
1 Year	18.31%	18.31%
Since Inception[3]	9.90%	9.90%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.01%, 1.78%, 1.76%, 0.76%, 1.38%, 1.09%, 0.76% and 0.66% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

1	Assumes conversion of Class B shares into Class A shares after eight years.

2	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 10/15/2013.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	12.23%
5 Years	11.01%
10 Years	5.97%
CLASS B SHARES
1 Year	12.35%
5 Years	11.16%
10 Years[1]	5.80%
CLASS C SHARES
1 Year	15.31%
5 Years	11.17%
10 Years	5.67%
ADVISOR CLASS SHARES[2]
1 Year	17.50%
5 Years	12.29%
10 Years	6.74%
CLASS R SHARES[2]
1 Year	16.73%
5 Years	11.58%
10 Years	6.11%
CLASS K SHARES[2]
1 Year	17.07%
5 Years	11.92%
10 Years	6.43%
CLASS I SHARES[2]
1 Year	17.45%
5 Years	12.28%
10 Years	6.77%
CLASS Z SHARES[2]
1 Year	17.57%
Since Inception[3]	10.00%

1	Assumes conversion of Class B shares into Class A shares after eight years.

2	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 10/15/2013.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value June 1, 2017	Ending Account Value November 30, 2017	Expenses Paid During Period*	Annualized Expense Ratio*
Class A***
Actual	$1,000	$1,084.10	$5.17	0.99%
Hypothetical**	$1,000	$1,020.10	$5.01	0.99%
Class B
Actual	$1,000	$1,080.20	$9.02	1.73%
Hypothetical**	$1,000	$1,016.39	$8.74	1.73%
Class C
Actual	$1,000	$1,080.00	$9.07	1.74%
Hypothetical**	$1,000	$1,016.34	$8.80	1.74%
Advisor Class
Actual	$1,000	$1,085.40	$3.87	0.74%
Hypothetical**	$1,000	$1,021.36	$3.75	0.74%
Class R
Actual	$1,000	$1,081.80	$7.20	1.38%
Hypothetical**	$1,000	$1,018.15	$6.98	1.38%
Class K
Actual	$1,000	$1,083.60	$5.64	1.08%
Hypothetical**	$1,000	$1,019.65	$5.47	1.08%
Class I
Actual	$1,000	$1,085.50	$3.92	0.75%
Hypothetical**	$1,000	$1,021.31	$3.80	0.75%
Class Z
Actual	$1,000	$1,086.10	$3.40	0.65%
Hypothetical**	$1,000	$1,021.81	$3.29	0.65%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

November 30, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $658.0

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets
Intel Corp.	$30,425,509	4.6%
HP, Inc.	28,121,808	4.3
Microsoft Corp.	26,335,952	4.0
Royal Dutch Shell PLC (Sponsored ADR)	23,430,460	3.6
Pfizer, Inc.	21,165,687	3.2
Xerox Corp.	20,023,318	3.0
Wells Fargo & Co.	19,825,488	3.0
McDonald’s Corp.	19,205,609	2.9
Altria Group, Inc.	18,274,080	2.8
Philip Morris International, Inc.	17,763,420	2.7
	$224,571,331	34.1%

1	All data are as of November 30, 2017. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

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PORTFOLIO OF INVESTMENTS

November 30, 2017

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.5%
Information Technology – 25.7%
Communications Equipment – 3.7%
Cisco Systems, Inc.	260,200	$9,705,460
Nokia Oyj (Sponsored ADR) – Class A(a)	2,920,120	14,629,801

		24,335,261

Internet Software & Services – 0.4%
Alphabet, Inc. – Class C(b)	2,820	2,880,376

IT Services – 1.4%
Booz Allen Hamilton Holding Corp.	237,680	9,195,839

Semiconductors & Semiconductor Equipment – 4.9%
Intel Corp.	678,535	30,425,509
Texas Instruments, Inc.	19,740	1,920,505

		32,346,014

Software – 5.8%
Microsoft Corp.	312,890	26,335,952
Oracle Corp.	235,900	11,573,254

		37,909,206

Technology Hardware, Storage & Peripherals – 9.5%
Apple, Inc.	83,900	14,418,215
HP, Inc.	1,311,040	28,121,808
Xerox Corp.	675,095	20,023,318

		62,563,341

		169,230,037

Financials – 15.2%
Banks – 7.4%
Bank of America Corp.	306,220	8,626,217
JPMorgan Chase & Co.	129,070	13,490,396
PNC Financial Services Group, Inc. (The)	45,620	6,412,347
Wells Fargo & Co.	351,080	19,825,488

		48,354,448

Capital Markets – 0.3%
FS Investment Corp.(a)	272,980	2,211,138

Consumer Finance – 0.5%
Synchrony Financial	96,700	3,470,563

Insurance – 7.0%
American International Group, Inc.	205,880	12,344,565
First American Financial Corp.	294,540	16,373,479
FNF Group	237,530	9,610,464
Old Republic International Corp.	365,250	7,659,292

		45,987,800

		100,023,949

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Consumer Staples – 12.2%
Beverages – 1.4%
PepsiCo, Inc.	78,720	$9,172,454

Food Products – 0.6%
Tyson Foods, Inc. – Class A	45,590	3,749,778

Household Products – 2.8%
Kimberly-Clark Corp.	83,950	10,053,852
Procter & Gamble Co. (The)	96,290	8,665,137

		18,718,989

Tobacco – 7.4%
Altria Group, Inc.	269,410	18,274,080
British American Tobacco PLC (Sponsored ADR)	196,920	12,530,020
Philip Morris International, Inc.	172,880	17,763,420

		48,567,520

		80,208,741

Consumer Discretionary – 10.6%
Auto Components – 0.7%
Magna International, Inc. (New York) – Class A	79,660	4,460,960

Automobiles – 1.5%
Ford Motor Co.	798,520	9,997,471

Hotels, Restaurants & Leisure – 4.0%
International Game Technology PLC	266,430	7,324,161
McDonald’s Corp.	111,680	19,205,609

		26,529,770

Media – 2.5%
AMC Entertainment Holdings, Inc. – Class A(a)	127,500	1,816,875
Comcast Corp. – Class A	164,640	6,180,585
Regal Entertainment Group – Class A(a)	240,390	4,858,282
Twenty-First Century Fox, Inc. – Class A	110,090	3,516,275

		16,372,017

Multiline Retail – 0.8%
Kohl’s Corp.	36,000	1,726,920
Target Corp.	51,610	3,091,439

		4,818,359

Specialty Retail – 1.1%
Home Depot, Inc. (The)	40,770	7,331,261

		69,509,838

Health Care – 9.8%
Biotechnology – 2.4%
Gilead Sciences, Inc.	213,440	15,961,043

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Pharmaceuticals – 7.4%
Johnson & Johnson	113,760	$15,850,181
Merck & Co., Inc.	166,530	9,204,113
Pfizer, Inc.	583,720	21,165,687
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)(a)	151,390	2,243,600

		48,463,581

		64,424,624

Energy – 7.5%
Oil, Gas & Consumable Fuels – 7.5%
Exxon Mobil Corp.	142,650	11,881,319
Marathon Petroleum Corp.	172,340	10,793,654
Occidental Petroleum Corp.	24,000	1,692,000
Royal Dutch Shell PLC (Sponsored ADR)(a)	355,330	23,430,460
Williams Cos., Inc. (The)	59,000	1,713,950

		49,511,383

Industrials – 7.0%
Aerospace & Defense – 4.4%
Boeing Co. (The)	20,200	5,591,360
Lockheed Martin Corp.	47,330	15,103,950
Raytheon Co.	45,290	8,657,183

		29,352,493

Electrical Equipment – 2.6%
Eaton Corp. PLC	217,360	16,906,261

		46,258,754

Utilities – 6.2%
Electric Utilities – 3.4%
American Electric Power Co., Inc.	171,560	13,318,203
Edison International	39,520	3,211,790
Portland General Electric Co.	115,910	5,753,772

		22,283,765

Multi-Utilities – 2.8%
NiSource, Inc.	438,140	12,061,994
Public Service Enterprise Group, Inc.	91,990	4,880,990
SCANA Corp.	37,500	1,644,746

		18,587,730

		40,871,495

Materials – 2.5%
Chemicals – 2.0%
CF Industries Holdings, Inc.	53,530	2,005,769
LyondellBasell Industries NV – Class A	104,290	10,919,163

		12,924,932

Containers & Packaging – 0.5%
Bemis Co., Inc.	71,880	3,372,610

		16,297,542

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Telecommunication Services – 1.8%
Diversified Telecommunication Services – 1.1%
AT&T, Inc.	99,890	$3,633,998
Verizon Communications, Inc.	72,570	3,693,088

		7,327,086

Wireless Telecommunication Services – 0.7%
T-Mobile US, Inc.(b)	75,930	4,637,045

		11,964,131

Real Estate – 1.0%
Equity Real Estate Investment Trusts (REITs) – 1.0%
Mid-America Apartment Communities, Inc.	64,610	6,618,648

Total Common Stocks (cost $494,100,724)		654,919,142

SHORT-TERM INVESTMENTS – 0.4%
Investment Companies – 0.4%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.91%(c)(d)(e) (cost $2,292,934)	2,292,934	2,292,934

Total Investments Before Security Lending Collateral for Securities Loaned – 99.9% (cost $496,393,658)		657,212,076

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 4.6%
Investment Companies – 4.6%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.91%(c)(d)(e) (cost $30,120,544)	30,120,544	30,120,544

Total Investments – 104.5% (cost $526,514,202)		687,332,620
Other assets less liabilities – (4.5)%		(29,346,498)

Net Assets – 100.0%		$657,986,122

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Non-income producing security.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

November 30, 2017

Assets
Investments in securities, at value
Unaffiliated issuers (cost $494,100,724)	$654,919,142	(a)
Affiliated issuers (cost $32,413,478—including investment of cash collateral for securities loaned of $30,120,544)	32,413,478
Receivable for investment securities sold	3,358,958
Unaffiliated dividends and interest receivable	2,301,298
Receivable for capital stock sold	248,376
Affiliated dividends receivable	929

Total assets	693,242,181

Liabilities
Payable for collateral received on securities loaned	30,120,544
Payable for investment securities purchased	3,302,599
Payable for capital stock redeemed	1,088,205
Advisory fee payable	290,471
Distribution fee payable	156,843
Transfer Agent fee payable	33,582
Administrative fee payable	12,448
Directors’ fees payable	75
Accrued expenses	251,292

Total liabilities	35,256,059

Net Assets	$657,986,122

Composition of Net Assets
Capital stock, at par	$21,966
Additional paid-in capital	474,497,228
Undistributed net investment income	3,582,789
Accumulated net realized gain on investment and foreign currency transactions	19,065,721
Net unrealized appreciation on investments	160,818,418

	$657,986,122

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$335,344,232	11,201,487	$29.94	*

B	$1,732,930	58,668	$29.54

C	$98,506,061	3,336,478	$29.52

Advisor	$198,640,879	6,572,824	$30.22

R	$14,266,116	479,177	$29.77

K	$5,736,980	191,713	$29.92

I	$1,434,296	47,991	$29.89

Z	$2,324,628	77,795	$29.88

(a)	Includes securities on loan with a value of $29,299,852 (see Note E).

*	The maximum offering price per share for Class A shares was $31.27 which reflects a sales charge of 4.25%.

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STATEMENT OF OPERATIONS

Year Ended November 30, 2017

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $325,632)	$23,160,730
Affiliated issuers	175,283
Securities lending income	156,111
Other income(a)	88,666	$23,580,790

Expenses
Advisory fee (see Note B)	3,813,105
Distribution fee—Class A	819,767
Distribution fee—Class B	19,221
Distribution fee—Class C	1,115,656
Distribution fee—Class R	78,348
Distribution fee—Class K	13,117
Transfer agency—Class A	337,780
Transfer agency—Class B	2,040
Transfer agency—Class C	115,215
Transfer agency—Advisor Class	233,219
Transfer agency—Class R	40,012
Transfer agency—Class K	10,493
Transfer agency—Class I	1,660
Transfer agency—Class Z	434
Custodian	154,657
Registration fees	130,226
Printing	83,194
Administrative	64,700
Audit and tax	59,448
Legal	39,749
Directors’ fees	28,576
Miscellaneous	38,819

Total expenses	7,199,436
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(38,465)

Net expenses		7,160,971

Net investment income		16,419,819

Realized and Unrealized Gain on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		34,706,940
Foreign currency transactions		577
Net change in unrealized appreciation/depreciation of investments		61,955,876

Net gain on investment and foreign currency transactions		96,663,393

Net Increase in Net Assets from Operations		$113,083,212

(a)	Other income represents a refund for overbilling of prior years’ custody out-of-pocket fees.

See notes to financial statements.

abfunds.com	AB EQUITY INCOME FUND | 19

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2017		Year Ended November 30, 2016
Increase (Decrease) in Net Assets from Operations
Net investment income	$16,419,819		$20,689,203
Net realized gain (loss) on investment and foreign currency transactions	34,707,517		(6,639,319)
Net change in unrealized appreciation/depreciation of investments	61,955,876		27,465,381

Net increase in net assets from operations	113,083,212		41,515,265
Dividends and Distributions to Shareholders from
Net investment income
Class A	(8,871,066)		(11,308,827)
Class B	(39,236)		(81,241)
Class C	(2,250,244)		(3,422,710)
Advisor Class	(6,653,243)		(8,251,280)
Class R	(362,926)		(464,788)
Class K	(132,934)		(164,837)
Class I	(40,748)		(81,806)
Class Z	(64,398)		(69,289)
Net realized gain on investment transactions
Class A	– 0	–	(7,517,587)
Class B	– 0	–	(83,158)
Class C	– 0	–	(2,903,329)
Advisor Class	– 0	–	(5,104,950)
Class R	– 0	–	(338,724)
Class K	– 0	–	(105,179)
Class I	– 0	–	(59,781)
Class Z	– 0	–	(39,833)
Capital Stock Transactions
Net decrease	(148,546,677)		(114,479,551)

Total decrease	(53,878,260)		(112,961,605)
Net Assets
Beginning of period	711,864,382		824,825,987

End of period (including undistributed net investment income of $3,582,789 and $5,577,188, respectively)	$657,986,122		$711,864,382

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

November 30, 2017

NOTE A

Significant Accounting Policies

AB Equity Income Fund, Inc. (the “Fund”), organized as a Maryland corporation on July 28, 1993, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Effective October 15, 2013, the Fund commenced offering of Class Z shares. Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB mutual fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short-term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties.

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NOTES TO FINANCIAL STATEMENTS (continued)

Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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NOTES TO FINANCIAL STATEMENTS (continued)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2017:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$654,919,142		$	– 0	–	$	– 0	–	$654,919,142
Short-Term Investments	2,292,934			– 0	–		– 0	–	2,292,934
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	30,120,544			– 0	–		– 0	–	30,120,544

Total Investments in Securities	687,332,620			– 0	–		– 0	–	687,332,620
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total(c)	$687,332,620		$	– 0	–	$	– 0	–	$687,332,620

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement

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NOTES TO FINANCIAL STATEMENTS (continued)

these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and

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NOTES TO FINANCIAL STATEMENTS (continued)

the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital

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NOTES TO FINANCIAL STATEMENTS (continued)

accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20%, 1.95%, 1.95%, .95%, 1.45%, 1.20%, .95% and .95% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively (the “Expense Caps”). Effective February 29, 2016, the Expense Cap for the Class A shares was reduced from 1.25% to 1.20% of the daily average net assets. For the year ended November 30, 2017, there was no such reimbursement.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2017, the reimbursement for such services amounted to $64,700.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $207,850 for the year ended November 30, 2017.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $12,441 from the sale of Class A shares and received $2,649, $528 and $4,265 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2017.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the

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NOTES TO FINANCIAL STATEMENTS (continued)

Fund’ pro rata share of the effective advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended November 30, 2017, such waiver amounted to $2,246.

A summary of the Fund’s transactions in AB mutual funds for the year ended November 30, 2017 is as follows:

Fund	Market Value 11/30/16 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/17 (000)	Dividend Income (000)
Government Money Market Portfolio	$	– 0	–	$203,453	$201,160	$2,293	$7
Government Money Market Portfolio*		15,633		388,155	373,668	30,120	168

Total						$32,413	$175

*	Investments of cash collateral for securities lending transactions (see Note E).

Brokerage commissions paid on investment transactions for the year ended November 30, 2017 amounted to $365,207, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. Effective February 29, 2016, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $5,735,079, $3,293,892, $275,223 and $160,586 for Class B, Class C, Class R and Class K

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NOTES TO FINANCIAL STATEMENTS (continued)

shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2017 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$402,076,859		$551,892,117
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$531,002,735

Gross unrealized appreciation	$167,658,915
Gross unrealized depreciation	(11,329,030)

Net unrealized appreciation	$156,329,885

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended November 30, 2017.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used

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NOTES TO FINANCIAL STATEMENTS (continued)

when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At November 30, 2017, the Fund had securities on loan with a value of $29,299,852 and had received cash collateral which has been invested into Government Money Market Portfolio of $30,120,544. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $156,111 and $168,141 from the borrowers and Government Money Market Portfolio, respectively, for the year ended November 30, 2017; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a

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NOTES TO FINANCIAL STATEMENTS (continued)

portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended November 30, 2017, such waiver amounted to $36,219. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Year Ended November 30, 2017	Year Ended November 30, 2016		Year Ended November 30, 2017	Year Ended November 30, 2016

Class A
Shares sold	1,298,425	1,402,275		$35,890,030	$34,539,071

Shares issued in reinvestment of dividends and distributions	261,296	634,116		7,137,261	15,543,272

Shares converted from Class B	28,091	71,592		771,390	1,778,631

Shares converted from Class C	687,636	– 0	–	19,006,117	– 0	–

Shares redeemed	(3,545,729)	(4,611,208)		(97,996,201)	(114,795,024)

Net decrease	(1,270,281)	(2,503,225)		$(35,191,403)	$(62,934,050)

Class B
Shares sold	2,189	10,082		$60,064	$238,684

Shares issued in reinvestment of dividends and distributions	1,377	6,232		37,023	150,317

Shares converted to Class A	(28,455)	(72,561)		(771,390)	(1,778,631)

Shares redeemed	(6,588)	(19,559)		(178,360)	(461,341)

Net decrease	(31,477)	(75,806)		$(852,663)	$(1,850,971)

Class C
Shares sold	221,376	563,565		$5,993,793	$13,768,260

Shares issued in reinvestment of dividends and distributions	66,929	220,880		1,799,709	5,339,640

Shares converted to Class A	(696,964)	– 0	–	(19,006,117)	– 0	–

Shares redeemed	(1,173,612)	(1,465,810)		(32,080,618)	(35,863,918)

Net decrease	(1,582,271)	(681,365)		$(43,293,233)	$(16,756,018)

abfunds.com	AB EQUITY INCOME FUND | 31

NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2017	Year Ended November 30, 2016

Advisor Class
Shares sold	2,271,173	2,031,385	$63,357,934	$50,895,215

Shares issued in reinvestment of dividends and distributions	195,672	461,595	5,385,736	11,413,733

Shares redeemed	(4,751,092)	(3,726,087)	(133,657,932)	(92,792,268)

Net decrease	(2,284,247)	(1,233,107)	$(64,914,262)	$(30,483,320)

Class R
Shares sold	128,684	149,738	$3,513,091	$3,684,748

Shares issued in reinvestment of dividends and distributions	13,367	32,930	362,924	803,509

Shares redeemed	(284,452)	(217,159)	(7,860,223)	(5,324,502)

Net decrease	(142,401)	(34,491)	$(3,984,208)	$(836,245)

Class K
Shares sold	46,308	48,418	$1,265,744	$1,209,682

Shares issued in reinvestment of dividends and distributions	4,866	11,005	132,932	270,011

Shares redeemed	(59,503)	(63,664)	(1,607,518)	(1,604,310)

Net decrease	(8,329)	(4,241)	$(208,842)	$(124,617)

Class I
Shares sold	23,384	20,894	$647,502	$511,749

Shares issued in reinvestment of dividends and distributions	1,474	5,772	40,166	140,570

Shares redeemed	(29,441)	(89,631)	(810,318)	(2,177,021)

Net decrease	(4,583)	(62,965)	$(122,650)	$(1,524,702)

Class Z
Shares sold	7,181	12,277	$199,241	$303,081

Shares issued in reinvestment of dividends and distributions	2,361	4,456	64,398	109,120

Shares redeemed	(8,677)	(15,742)	(243,055)	(381,829)

Net increase	865	991	$20,584	$30,372

NOTE G

Risks Involved in Investing in the Fund

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may

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NOTES TO FINANCIAL STATEMENTS (continued)

fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2017.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2017 and November 30, 2016 were as follows:

	2017		2016
Distributions paid from:
Ordinary income	$18,414,795		$22,482,086
Net long-term capital gains	– 0	–	17,515,233

Total taxable distributions paid	$18,414,795		$39,997,319

abfunds.com	AB EQUITY INCOME FUND | 33

NOTES TO FINANCIAL STATEMENTS (continued)

As of November 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,582,788
Undistributed capital gains	23,554,254	(a)
Unrealized appreciation/(depreciation)	156,329,885	(b)

Total accumulated earnings/(deficit)	$183,466,927

(a)	During the fiscal year, the Fund utilized $12,569,075 of capital loss carry forwards to offset current year net realized gains.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2017, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to foreign currency reclassifications resulted in a net increase in undistributed net investment income and a net decrease in accumulated net realized gain on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended November 30,
	2017		2016		2015	2014	2013

Net asset value, beginning of period	$ 26.08		$ 25.86		$ 28.95	$ 28.89	$ 23.66

Income From Investment Operations
Net investment income(a)	.67	(b)†	.71	(b)	.80	1.07	.79
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.93		.83		(1.38)	2.21	5.45

Net increase (decrease) in net asset value from operations	4.60		1.54		(.58)	3.28	6.24

Less: Dividends and Distributions
Dividends from net investment income	(.74)		(.80)		(.85)	(1.08)	(.64)
Distributions from net realized gain on investment transactions	– 0	–	(.52)		(1.66)	(2.14)	(.37)

Total dividends and distributions	(.74)		(1.32)		(2.51)	(3.22)	(1.01)

Net asset value, end of period	$ 29.94		$ 26.08		$ 25.86	$ 28.95	$ 28.89

Total Return
Total investment return based on net asset value(c)	17.93	%†	6.38%		(2.08)%*	12.59%	27.17%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$335,344		$325,248		$387,270	$460,986	$430,873
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.98%		1.02%		1.03%	1.04%	1.07%
Expenses, before waivers/reimbursements(d)	.99%		1.02%		1.03%	1.04%	1.07%
Net investment income	2.42	%(b)†	2.88	%(b)	3.05%	3.90%	3.04%
Portfolio turnover rate	58%		81%		117%	101%	81%

See footnote summary on page 43.

abfunds.com	AB EQUITY INCOME FUND | 35

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Year Ended November 30,
	2017		2016		2015		2014	2013

Net asset value, beginning of period	$ 25.73		$ 25.51		$ 28.56		$ 28.53	$ 23.37

Income From Investment Operations
Net investment income(a)	.45	(b)†	.52	(b)	.61		.87	.58
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.88		.81		(1.37)		2.16	5.40

Net increase (decrease) in net asset value from operations	4.33		1.33		(.76)		3.03	5.98

Less: Dividends and Distributions
Dividends from net investment income	(.52)		(.59)		(.63)		(.86)	(.45)
Distributions from net realized gain on investment transactions	– 0	–	(.52)		(1.66)		(2.14)	(.37)

Total dividends and distributions	(.52)		(1.11)		(2.29)		(3.00)	(.82)

Net asset value, end of period	$ 29.54		$ 25.73		$ 25.51		$ 28.56	$ 28.53

Total Return
Total investment return based on net asset value(c)	17.06	%†	5.54%		(2.79	) %*	11.79%	26.27%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,733		$2,319		$4,233		$8,477	$10,839
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.74%		1.78%		1.75%		1.76%	1.79%
Expenses, before waivers/reimbursements(d)	1.74%		1.78%		1.75%		1.76%	1.79%
Net investment income	1.66	%(b)†	2.14	%(b)	2.33%		3.20%	2.29%
Portfolio turnover rate	58%		81%		117%		101%	81%

See footnote summary on page 43.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended November 30,
	2017		2016		2015	2014	2013

Net asset value, beginning of period	$ 25.72		$ 25.53		$ 28.61	$ 28.59	$ 23.43

Income From Investment Operations
Net investment income(a)	.46	(b)†	.52	(b)	.61	.87	.61
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.86		.82		(1.37)	2.18	5.39

Net increase (decrease) in net asset value from operations	4.32		1.34		(.76)	3.05	6.00

Less: Dividends and Distributions
Dividends from net investment income	(.52)		(.63)		(.66)	(.89)	(.47)
Distributions from net realized gain on investment transactions	– 0	–	(.52)		(1.66)	(2.14)	(.37)

Total dividends and distributions	(.52)		(1.15)		(2.32)	(3.03)	(.84)

Net asset value, end of period	$ 29.52		$ 25.72		$ 25.53	$ 28.61	$ 28.59

Total Return
Total investment return based on net asset value(c)	17.01	%†	5.59%		(2.77)%*	11.80%	26.32%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$98,506		$126,497		$142,956	$142,313	$129,955
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.73%		1.76%		1.73%	1.74%	1.78%
Expenses, before waivers/reimbursements(d)	1.74%		1.76%		1.73%	1.74%	1.78%
Net investment income	1.66	%(b)†	2.13	%(b)	2.36%	3.20%	2.33%
Portfolio turnover rate	58%		81%		117%	101%	81%

See footnote summary on page 43.

abfunds.com	AB EQUITY INCOME FUND | 37

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended November 30,
	2017		2016		2015	2014	2013

Net asset value, beginning of period	$ 26.32		$ 26.09		$ 29.19	$ 29.10	$ 23.82

Income From Investment Operations
Net investment income(a)	.75	(b)†	.78	(b)	.89	1.14	.87
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.95		.85		(1.40)	2.25	5.50

Net increase (decrease) in net asset value from operations	4.70		1.63		(.51)	3.39	6.37

Less: Dividends and Distributions
Dividends from net investment income	(.80)		(.88)		(.93)	(1.16)	(.72)
Distributions from net realized gain on investment transactions	– 0	–	(.52)		(1.66)	(2.14)	(.37)

Total dividends and distributions	(.80)		(1.40)		(2.59)	(3.30)	(1.09)

Net asset value, end of period	$ 30.22		$ 26.32		$ 26.09	$ 29.19	$ 29.10

Total Return
Total investment return based on net asset value(c)	18.20	%†	6.66%		(1.80)%*	12.94%	27.57%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$198,641		$233,096		$263,259	$315,216	$239,047
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.73%		.76%		.73%	.74%	.77%
Expenses, before waivers/reimbursements(d)	.74%		.76%		.73%	.74%	.77%
Net investment income	2.67	%(b)†	3.13	%(b)	3.36%	4.12%	3.32%
Portfolio turnover rate	58%		81%		117%	101%	81%

See footnote summary on page 43.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended November 30,
	2017		2016		2015	2014	2013

Net asset value, beginning of period	$ 25.93		$ 25.73		$ 28.81	$ 28.77	$ 23.58

Income From Investment Operations
Net investment income(a)	.56	(b)†	.62	(b)	.72	.98	.70
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.90		.82		(1.39)	2.18	5.42

Net increase (decrease) in net asset value from operations	4.46		1.44		(.67)	3.16	6.12

Less: Dividends and Distributions
Dividends from net investment income	(.62)		(.72)		(.75)	(.98)	(.56)
Distributions from net realized gain on investment transactions	– 0	–	(.52)		(1.66)	(2.14)	(.37)

Total dividends and distributions	(.62)		(1.24)		(2.41)	(3.12)	(.93)

Net asset value, end of period	$ 29.77		$ 25.93		$ 25.73	$ 28.81	$ 28.77

Total Return
Total investment return based on net asset value(c)	17.46	%†	5.98%		(2.42)%*	12.19%	26.73%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14,266		$16,119		$16,881	$18,732	$17,928
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.39%		1.38%		1.38%	1.39%	1.40%
Expenses, before waivers/reimbursements(d)	1.39%		1.38%		1.38%	1.39%	1.40%
Net investment income	2.01	%(b)†	2.50	%(b)	2.73%	3.57%	2.68%
Portfolio turnover rate	58%		81%		117%	101%	81%

See footnote summary on page 43.

abfunds.com	AB EQUITY INCOME FUND | 39

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended November 30,
	2017		2016		2015	2014	2013

Net asset value, beginning of period	$ 26.07		$ 25.85		$ 28.94	$ 28.88	$ 23.66

Income From Investment Operations
Net investment income(a)	.64	(b)†	.69	(b)	.81	1.07	.79
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.92		.84		(1.41)	2.20	5.44

Net increase (decrease) in net asset value from operations	4.56		1.53		(.60)	3.27	6.23

Less: Dividends and Distributions
Dividends from net investment income	(.71)		(.79)		(.83)	(1.07)	(.64)
Distributions from net realized gain on investment transactions	– 0	–	(.52)		(1.66)	(2.14)	(.37)

Total dividends and distributions	(.71)		(1.31)		(2.49)	(3.21)	(1.01)

Net asset value, end of period	$ 29.92		$ 26.07		$ 25.85	$ 28.94	$ 28.88

Total Return
Total investment return based on net asset value(c)	17.81	%†	6.30%		(2.14)%*	12.55%	27.13%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,737		$5,214		$5,282	$7,817	$6,693
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.08%		1.09%		1.07%	1.08%	1.09%
Expenses, before waivers/reimbursements(d)	1.09%		1.09%		1.07%	1.08%	1.09%
Net investment income	2.31	%(b)†	2.79	%(b)	3.06%	3.87%	3.03%
Portfolio turnover rate	58%		81%		117%	101%	81%

See footnote summary on page 43.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended November 30,
	2017		2016		2015	2014	2013

Net asset value, beginning of period	$ 26.03		$ 25.83		$ 28.92	$ 28.87	$ 23.65

Income From Investment Operations
Net investment income(a)	.73	(b)†	.85	(b)	.91	1.13	.87
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.93		.75		(1.42)	2.22	5.44

Net increase (decrease) in net asset value from operations	4.66		1.60		(.51)	3.35	6.31

Less: Dividends and Distributions
Dividends from net investment income	(.80)		(.88)		(.92)	(1.16)	(.72)
Distributions from net realized gain on investment transactions	– 0	–	(.52)		(1.66)	(2.14)	(.37)

Total dividends and distributions	(.80)		(1.40)		(2.58)	(3.30)	(1.09)

Net asset value, end of period	$ 29.89		$ 26.03		$ 25.83	$ 28.92	$ 28.87

Total Return
Total investment return based on net asset value(c)	18.23	%†	6.62%		(1.80)%*	12.91%	27.56%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,434		$1,369		$2,984	$10,123	$6,724
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.75%		.75%		.74%	.75%	.76%
Expenses, before waivers/reimbursements(d)	.76%		.76%		.74%	.75%	.76%
Net investment income	2.64	%(b)†	3.43	%(b)	3.40%	4.11%	3.35%
Portfolio turnover rate	58%		81%		117%	101%	81%

See footnote summary on page 43.

abfunds.com	AB EQUITY INCOME FUND | 41

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Year Ended November 30,						October 15, 2013(e) to November 30, 2013
	2017		2016		2015	2014

Net asset value, beginning of period	$ 26.03		$ 25.82		$ 28.92	$ 28.87	$ 27.44

Income From Investment Operations
Net investment income(a)	.76	(b)†	.80	(b)	.89	.99	.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.92		.83		(1.38)	2.39	1.24

Net increase (decrease) in net asset value from operations	4.68		1.63		(.49)	3.38	1.43

Less: Dividends and Distributions
Dividends from net investment income	(.83)		(.90)		(.95)	(1.19)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.52)		(1.66)	(2.14)	– 0	–

Total dividends and distributions	(.83)		(1.42)		(2.61)	(3.33)	– 0	–

Net asset value, end of period	$ 29.88		$ 26.03		$ 25.82	$ 28.92	$ 28.87

Total Return
Total investment return based on net asset value(c)	18.31	%†	6.77%		(1.72)%*	13.01%	5.21%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,325		$2,002		$1,961	$1,277	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.65%		.66%		.64%	.67%	.67	%^
Expenses, before waivers/reimbursements(d)	.66%		.66%		.64%	.67%	.67	%^
Net investment income	2.74	%(b)†	3.24	%(b)	3.44%	3.61%	5.10	%^
Portfolio turnover rate	58%		81%		117%	101%	81%

See footnote summary on page 43.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of fees waived and expenses reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the acquired fund fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended November 30, 2017 and November 30, 2016 (annualized), such waiver amounted to .01% and less than .005%, respectively.

(e)	Commencement of distribution.

†	For the year ended November 30, 2017 the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.003	.01%	.01%

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended November 30, 2015 by 0.02%.

^	Annualized.

See notes to financial statements.

abfunds.com	AB EQUITY INCOME FUND | 43

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB Equity Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Equity Income Fund, Inc. (the “Fund”) as of November 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Equity Income Fund, Inc. at November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 26, 2018

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2017 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2017.

For individual shareholders, the Fund designates 99.46% of dividends paid as qualified dividend income. For corporate shareholders, 97.47% of dividends paid qualify for the dividends received deduction.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2018.

abfunds.com	AB EQUITY INCOME FUND | 45

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) William H. Foulk, Jr.(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Joseph G. Paul(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer	Stephen M. Woetzel, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent	Legal Counsel

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

[1]	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

[2]

The management of, and investment decisions for, the Fund’s portfolio are made by the U.S. Equity Income Senior Investment Management Team. Mr. Paul is the investment professional with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith+ 1345 Avenue of the Americas New York, NY 10105 57 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI, and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr.# Chairman of the Board 76 (2005)	Private Investor since prior to 2013. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating and leadership, and venture capital investment experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive nonprofit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	96	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey# 74 (2005)	Private Investor since prior to 2013. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	96	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2013

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
William H. Foulk, Jr.# 85 (1993)	Investment Adviser and an Independent Consultant since prior to 2013. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	96	None

Nancy P. Jacklin# 69 (2006)	Private investor since prior to 2013. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance & Nominating Committees of the AB Funds since August 2014.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Carol C. McMullen# 62 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	96	None

Garry L. Moody# 65 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP, (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services, and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Earl D. Weiner# 78 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	96	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Office of the Senior Officer, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE (5) YEARS
Robert M. Keith 57	President and Chief Executive Officer	See biography above.

Joseph G. Paul 57	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

Emilie D. Wrapp 62	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2013.

Joseph J. Mantineo 58	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2013.

Stephen M. Woetzel 46	Controller	Vice President of ABIS**, with which he has been associated since prior to 2013.

Vincent S. Noto 53	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2013.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Equity Income Fund, Inc. (the “Fund”) unanimously approved the continuance of the Advisory Agreement with the Adviser at a meeting held on May 2-4, 2017 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

abfunds.com	AB EQUITY INCOME FUND | 53

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2015 and 2016 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive

54 | AB EQUITY INCOME FUND	abfunds.com

brokerage and research services from brokers that execute agency transactions for certain clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a peer group and a peer universe, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2017 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, and their discussion with the Adviser of the reasons for the Fund’s underperformance in certain periods, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates paid by other funds in the same category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser

abfunds.com	AB EQUITY INCOME FUND | 55

may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the effects of any fee waivers and/or expense reimbursements as a result of the Adviser’s expense cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL EQUITY (continued)

INTERNATIONAL/ GLOBAL VALUE

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio1

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio1

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to April 17, 2017, Tax-Managed All Market Income Portfolio was named Tax-Managed Balanced Wealth Strategy; prior to April 24, 2017, All Market Total Return Portfolio was named Balanced Wealth Strategy; prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves; prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund.

abfunds.com	AB EQUITY INCOME FUND | 57

NOTES

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NOTES

abfunds.com	AB EQUITY INCOME FUND | 59

NOTES

60 | AB EQUITY INCOME FUND	abfunds.com

AB EQUITY INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

EI-0151-1117

ITEM 2.	CODE OF ETHICS.

(a)    The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b)    During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c)    During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, William H. Foulk, Jr. and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm, Ernst & Young LLP, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Equity Income Fund	2016	$38,527	$—	$25,958
	2017	$38,527	$93	$19,637

(d)    Not applicable.

(e)    (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e)    (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f)    Not applicable.

(g)    The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Equity Income Fund	2016	$432,408	$25,958
			$—
			$(25,958)
	2017	$742,846	$19,731
			$(93)
			$(19,637)

(h)    The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.    PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)    The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)    There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Equity Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	January 29, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	January 29, 2018

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	January 29, 2018